EXECUTION COPY

AMENDMENT NO. 2

AMENDMENT NO. 2 dated as of August 8, 2008 to the Credit Agreement referred to below (“Amendment No. 2”), between BRUNSWICK CORPORATION, the Lenders party to such Credit Agreement executing this Amendment No. 2 on the signature pages hereto and JPMORGAN CHASE BANK, N.A, in its capacity as Administrative Agent under such Credit Agreement.

Brunswick Corporation, certain of its Subsidiaries, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, are parties to a Credit Agreement dated as of April 29, 2005 (as modified and supplemented by Amendment No. 1 thereto dated as of April 20, 2006, the letter agreement dated April 4, 2007 and as further modified and supplemented and in effect from time to time, the “Credit Agreement”).

The Borrower (on behalf of itself and the Subsidiary Obligors) and the Lenders party hereto wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1.  Definitions.  Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

Section 2.  Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 4 hereof but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01.  References Generally.  References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02.  Definitions.

A.           The following definitions in Section 1.01 of the Credit Agreement shall be deleted in their entirety:  “Additional Margin” and “Commitment Utilization Day”.

B.           Section 1.01 of the Credit Agreement shall be amended by amending the following definitions (to the extent already included in said Section 1.01) and adding the following definitions in the appropriate alphabetical location (to the extent not already included in said Section 1.01):

“2007 10-K” has the meaning set forth in Section 3.06(a).

“Amendment No. 2” means Amendment No. 2 to this Agreement dated as of August 8, 2008.

“Amendment No. 2 Effective Date” has the meaning set forth in Amendment No. 2.

“Applicable Rate” means, for any day, with respect to any Syndicated Eurocurrency Loan, or with respect to the facility fees or participation fees in respect of Letters of Credit payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Eurocurrency Spread”, “Facility Fee Rate” or “Letter of Credit Rate”, respectively, based upon the ratings by Moody’s and S&P, respectively, applicable on such date to the Index Debt:

	Index Debt Ratings (S&P/Moody’s)	Eurocurrency Spread	Facility Fee Rate	Letter of Credit Rate
Category 1	≥ A / A2	0.67%	0.08%	0.67%
Category 2	≥ A- / A3	0.90%	0.10%	0.90%
Category 3	≥ BBB+ / Baa1	1.125%	0.125%	1.125%
Category 4	≥ BBB / Baa2	1.35%	0.15%	1.35%
Category 5	≥ BBB- / Baa3	1.55%	0.20%	1.55%
Category 6	≥ BB+ / Ba1	1.95%	0.30%	1.95%
Category 7	< BB+ / Ba1	2.35%	0.40%	2.35%

For purposes of the foregoing, (i) if the ratings established or deemed to have been established by Moody’s and S&P for the Index Debt shall fall within different Categories that are one Category apart, the Applicable Rate shall be determined by reference to the Category of the higher of the two ratings; (ii) if the ratings established or deemed to have been established by Moody’s and S&P for the Index Debt shall fall within different Categories that are more than one Category apart, the Applicable Rate shall be determined by reference to the Category next below that of the higher of the two ratings; (iii) if only one of Moody’s and S&P shall have in effect a rating for the Index Debt, the Applicable Rate shall be determined by reference to the Category of such rating; (iv) if neither Moody’s nor S&P shall have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then the applicable rating shall be determined by reference to Category 7; and (v) if the ratings established or deemed to have been established by Moody’s and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody’s or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency, irrespective of when notice of such change shall have been furnished by the Company to the Administrative Agent and the Lenders pursuant to Section 5.01 or otherwise.  Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.  If the rating system of Moody’s or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Company and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.

"Cash Equivalents" means:

(a)	direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the
United States of America), in each case maturing within 24 months from the date of acquisition thereof;

(b)	investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s;

(c)	investments in certificates of deposit, banker’s acceptances, time deposits and eurodollar time deposits maturing within
13 months from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank which has consolidated assets as determined in accordance with GAAP of not less than $10,000,000,000;

(d)	fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a)
above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

(e)	money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) except with respect to the BlackRock Liquidity Funds TempCash Institutional Fund (TMCXX),
are rated AA- or higher by S&P and Aa3 or higher by Moody’s and (iii) have portfolio assets of at least $1,000,000,000.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Syndicated Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.09(b), (b) increased from time to time pursuant to Section 2.09(e) or Section 2.13, and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04 (and the “Commitment” of any Lender shall be deemed to include its Dollar Sub-Commitment and its Multicurrency Sub-Commitment, if any).  The amount of each Lender’s Commitment as of the Amendment No. 2 Effective Date is set forth on Schedule 1 to Amendment No. 2.  The aggregate amount of the Total Commitment (including the Total Dollar Sub-Commitment and the Total Multicurrency Sub-Commitment) is $500,000,000 as of the Amendment No. 2 Effective Date.

“Consolidated EBITDA” means, for any period, the sum, for the Company and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following:  (a) Consolidated Net Income for such period plus (b) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) Consolidated Interest Expense for such period, (ii) income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) the amount of any restructuring charges to the extent deducted in determining Consolidated Net Income in an aggregate amount not exceeding $70,000,000 through December 31, 2009 and (v) all non-cash charges to the extent deducted in determining Consolidated Net Income, and minus (c) without duplication and to the extent included in determining such Consolidated Net Income, any non-cash gains for such period.  For the purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters (each, a “Reference Period”) pursuant to any determination of the Leverage Ratio, if during such Reference Period the Company or any Subsidiary shall have made a Material Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Material Acquisition occurred on the first day of such Reference Period.  As used in this definition, “Material Acquisition” means any acquisition of property or series of related acquisitions of property that (I) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the Equity Interests of a Person and (II) involves the payment of consideration by the Company and its Subsidiaries in excess of $50,000,000.

“Dollar Lender” means (a) on the Amendment No. 2 Effective Date, the Lenders having Dollar Sub-Commitments on Schedule 1 to Amendment No. 2 under the heading “Dollar Lenders” and (b) thereafter, the Lenders from time to time holding Loans made pursuant to Dollar Sub-Commitments or holding Dollar Sub-Commitments, after giving effect to any assignments thereof permitted by Section 10.04(b).

“Dollar Sub-Commitment” means, as to each Dollar Lender, the obligation of such Dollar Lender to make Syndicated Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Dollar Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The amount of each Lender’s Dollar Sub-Commitment as of the Amendment No. 2 Effective Date is set forth on Schedule 1 to Amendment No. 2.  The aggregate amount of the Total Dollar Sub-Commitment is $384,615,384.62 as of the Amendment No. 2 Effective Date.

“Lenders” means (a) on the Amendment No. 2 Effective Date, the Persons listed on Schedule 1 to Amendment No. 2 and (b) thereafter, any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or as an Assuming Lender pursuant to Section 2.09(e) or as an Additional Commitment Lender pursuant to Section 2.13, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.  Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender.

“Leverage Ratio” means, as of the last day of any period of four consecutive fiscal quarters of the Company, the ratio of (a) Consolidated Total Indebtedness as of such date to (b) Consolidated EBITDA for such period.

“Multicurrency Lender” means (a) on the Amendment No. 2 Effective Date, the Lenders having Multicurrency Sub-Commitments on Schedule 1 to Amendment No. 2 under the heading “Multicurrency Lenders” and (b) thereafter, the Lenders from time to time holding Loans made pursuant to Multicurrency Sub-Commitments or holding Multicurrency Sub-Commitments, after giving effect to any assignments thereof permitted by Section 10.04(b).  Unless the context otherwise requires, the term “Multicurrency Lender” includes the Approving Relevant Lenders.

“Multicurrency Sub-Commitment” means, as to each Multicurrency Lender, the obligation of such Multicurrency Lender to make Syndicated Loans and to acquire participations in Letters of Credit hereunder, in each case, denominated in Dollars or in an Agreed Foreign Currency, expressed as a Dollar amount representing the Dollar Equivalent of the maximum aggregate amount of such Lender’s Syndicated Multicurrency Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04.  The amount of each Lender’s Multicurrency Sub-Commitment as of the Amendment No. 2 Effective Date is set forth on Schedule 1 to Amendment No. 2.  The aggregate amount of the Total Multicurrency Sub-Commitment is $115,384,615.38 as of the Amendment No. 2 Effective Date.

2.03.                      The second recital of the Credit Agreement shall be amended by replacing the reference therein to “$650,000,000” with the words “, from and after the Amendment No. 2 Effective Date, $500,000,000”.

2.04.                      Sections 2.01, 2.08(a) and 2.11(b)(ii)(B) of the Credit Agreement shall each be amended by replacing the references therein to “$150,000,000” with the words “the Total Multicurrency Sub-Commitment”.

2.05.                      Section 2.14(a) of the Credit Agreement shall be amended in its entirety to read as follows:

“(a)  Syndicated ABR Loans.  The Loans constituting each Syndicated ABR Borrowing to the Company or any Domestic Subsidiary Borrower shall bear interest at a rate per annum equal to the Alternate Base Rate.”

2.06.                      Section 2.14(c) of the Credit Agreement shall be amended in its entirety to read as follows:

“(c)  Syndicated Eurocurrency Loans.  The Loans constituting each Syndicated Eurocurrency Borrowing shall bear interest at a rate per annum equal to the Adjusted Eurocurrency Rate for the Interest Period for such Borrowing plus the Applicable Rate.”

2.07.                      Section 3.04 of the Credit Agreement shall be amended by replacing each reference therein to the date “December 31, 2005” with “December 31, 2007”.

2.08.                      Section 3.06 of the Credit Agreement shall be amended by replacing each reference therein to (a) the date “December 31, 2005” with “December 31, 2007” and (b) the phrase “2005 10-K” with “2007 10-K”.

2.09.                      Section 5.01(c) of the Credit Agreement shall be amended by replacing the reference therein to “Section 6.05” with the words “and Sections 6.05, 6.06 and 6.07”.

2.10.                      Section 5.01(d) of the Credit Agreement shall be amended by replacing the reference therein to “Section 6.05” with the words “Sections 6.05, 6.06 or 6.07”.

2.11.                      Section 6.05 of the Credit Agreement shall be amended in its entirety to read as follows:

“Section 6.05.  Leverage Ratio
   The Company will not permit the Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Company ending on or nearest to the date set forth below, to exceed the ratio set forth below opposite such date:

Fiscal Quarter Ending on or nearest to	Total Leverage Ratio
September 30, 2008	3.00 to 1
December 31, 2008	3.00 to 1
March 31, 2009	3.25 to 1
June 30, 2009	3.25 to 1
September 30, 2009 and thereafter	3.00 to 1"

2.12.                      The Credit Agreement shall be amended by inserting at the end of Article VI new Sections 6.06, 6.07 and 6.08 to read as follows:

“Section 6.06.  Minimum Consolidated Cash.  The Company will, and will cause its Subsidiaries to, maintain a consolidated balance of cash and Cash Equivalents of at least: (a) as at the last day of each fiscal quarter of the Company ending after the Amendment No. 2 Effective Date and on or prior to December 31, 2009, $250,000,000 on an aggregate basis and (b) as at the last day of each fiscal quarter of the Company ending thereafter, $200,000,000 on an aggregate basis.

Section 6.07.  Minimum EBITDA.  The Company will not permit Consolidated EBITDA as at the last day of each fiscal quarter of the Company ending after the Amendment No. 2 Effective Date for the period of four consecutive fiscal quarters of the Company then ending to be less than $200,000,000.

Section 6.08.  Non-Applicability of Certain Covenants after December 31, 2009.  Notwithstanding anything herein to the contrary, the Company shall not be required to comply with the provisions of Sections 6.06 and 6.07 at any time after December 31, 2009, with respect to the last day of any fiscal quarter ended after such date, when the Company shall have in effect ratings for the Index Debt as of such date of (a) at least BBB- from S&P and (b) at least Baa3 from Moody’s."

Section 3.  Representations and Warranties.  The Company represents and warrants to the Lenders and the Administrative Agent that (a) the representations and warranties set forth in Article III of the Credit Agreement (as hereby amended), and in each of the other Loan Documents, are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in said Article III to “this Agreement” included reference to this Amendment No. 2 and the Credit Agreement as amended hereby and (b) no Default has occurred and is continuing.

Section 4.  Conditions Precedent.  The amendments set forth in Section 2 hereof shall become effective as of the date on which the following conditions precedent shall be satisfied (the “Amendment No. 2 Effective Date”):

(a)           Execution.  The Administrative Agent shall have received counterparts of this Amendment No. 2 executed by the Borrower and the Lenders constituting the Required Lenders.

(b)           Fees.  The Administrative Agent shall have received (i) for the account of each Lender that shall have executed and delivered this Amendment No. 2 prior to 12:00 noon, New York City time, on August 7, 2008, an amendment fee in an amount equal to 0.20% of the sum of such Lender’s Commitment on such date (after giving effect to this Amendment No. 2) and (ii) for account of the relevant person all other fees and expenses required to be paid by the Company in connection with Amendment No. 2.

(c)           Commitment Reduction.  After giving effect  to the reduction of the Commitments pursuant to this Amendment No. 2, (i) the sum of the Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans shall not exceed the Total Commitment as so reduced, (ii) the sum of the Dollar Credit Exposure plus the aggregate principal amount of outstanding Competitive Loans denominated in Dollars shall not exceed the Total Dollar Sub-Commitment as so reduced, (iii) the sum of the Multicurrency Credit Exposures plus the Dollar Equivalent of the aggregate principal amount of outstanding Competitive Loans denominated in an Agreed Foreign Currency shall not exceed the Total Multicurrency Sub-Commitment as so reduced, (iv) the aggregate amount of the Sub-Commitments shall not exceed the Commitments as so reduced and (v) with respect to any Lender, such Lender’s Dollar Credit Exposure and/or Multicurrency Credit Exposure , as applicable, shall not exceed such Lender’s Dollar Sub-Commitment and/or Multicurrency Sub-Commitment, as applicable.

(d)           Other Items.  The Administrative Agent shall have received such other approvals and documents relating to this Amendment No. 2 and the transactions contemplated hereby as any Lender may, through the Administrative Agent, reasonably request.

Section 5.  Miscellaneous.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart.  This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Credit Agreement to be duly executed and delivered as of the day and year first above written.

COMPANY

BRUNSWICK CORPORATION

Date: August 8, 2008	By:	/s/ WILLIAM L. METZGER
Name: William L. Metzger
Title: Vice President and Treasurer

LENDERS

JPMORGAN CHASE BANK, N.A.

Date: August 8, 2008	By:	/s/ TONY YUNG
Name: Tony Yung
Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC

Date: August 8, 2008	By:	/s/ WILLIAM MCGINTY
Name: William McGinty
Title: Senior Vice President

BANK OF AMERICA, N.A.

Date: August 8, 2008	By:	/s/ MICHAEL B. DELANEY
Name: Michael B. Delaney
Title: Vice President

SUNTRUST BANK

Date: August 8, 2008	By:	/s/ MICHAEL VEGH
Name: Michael Vegh
Title: Vice President

WELLS FARGO BANK, N.A.

Date: August 8, 2008	By:	/s/ STEVEN BUEHLER
Name: Steven Buehler
Title: Senior Vice President

CITIBANK, N.A.

Date: August 8, 2008	By:	/s/ JOHN COONS
Name: John Coons
Title: Vice President

HARRIS, N.A.

Date: August 8, 2008	By:	/s/ PAUL FEASER
Name: Paul Feaser
Title: Vice President

LLOYDS TSB BANK PLC

Date: August 8, 2008	By:	/s/ MARIO DEL DUCA
Name: Mario Del Duca
Title: Associate Director

By:	/s/ CANDI OBRENTZ
Name: Candi Obrentz
Title: Associate Director

NATIONAL AUSTRALIA BANK LIMITED

Date: August 8, 2008	By:	/s/ COURTNEY CLOE
Name: Courtney Cloe
Title: Director

BANK OF NEW YORK MELLON

Date: August 8, 2008	By:	/s/ DANIEL J. LENCKOS
Name: Daniel J. Lenckos
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION

Date: August 8, 2008	By:	/s/ JAMES N. DEVRIES
Name: James N. DeVries
Title: Senior Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

Date: August 8, 2008	By:	/s/ MING K. CHU
Name: Ming K. Chu
Title: Vice President

By:	/s/ HEIDI SANDQUIST
Name: Heidi Sandquist
Title: Vice President

FIFTH THIRD BANK (CHICAGO), A
MICHIGAN BANKING CORPORATION

Date: August 8, 2008	By:	/s/ KIM PUSZCZEWICZ
Name: Kim Puszczwicz
Title: Vice President

KBC BANK, NV

Date: August 8, 2008	By:	/s/ OLIVIER SMEKENS
Name: Olivier Smekens
Title: Assistant Vice President

By:	/s/ THOMAS G. JACKSON
Name: Thomas G. Jackson
Title: First Vice President

KEYBANK NATIONAL ASSOCIATION

Date: August 8, 2008	By:	/s/ FRANK J. JANCAR
Name: Frank J. Jancar
Title: Vice President

MERRILL LYNCH BANK USA

Date: August 8, 2008	By:	/s/ DAVID MILLETT
Name: David Millett
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION

Date: August 8, 2008	By:	/s/ HOLLY L. KAY
Name: Holly L. Kay
Title: Assistant Vice President

SUMITOMO MITSUI BANKING CORPORATION

Date: August 8, 2008	By:	/s/ YOSHIHIRO HYAKUTOME
Name: Yoshihiro Hyakutome
Title: General Manager

SCHEDULE 1

Commitments

Name of Lender	Dollar Sub-Commitment	Multicurrency Sub-Commitment	Total Commitment
Bank of America, N.A.	$40,384,615.38	$15,384,615.37	$55,769,230.75
Bank of New York Mellon	$25,000,000.00	$0.00	$25,000,000.00
Citibank, N.A.	$19,230,769.23	$5,769,230.77	$25,000,000.00
Deutsche Bank AG, New York Branch	$11,538,461.54	$5,769,230.77	$17,307,692.31
Fifth Third Bank	$11,538,461.54	$5,769,230.77	$17,307,692.31
Harris Trust and Savings Bank	$19,230,769.23	$5,769,230.77	$25,000,000.00
JPMorgan Chase Bank, N.A.	$33,653,846.15	$14,423,076.92	$48,076,923.07
KBC Bank, NV	$17,307,692.31	$0.00	$17,307,692.31
KeyBank National Association	$17,307,692.31	$0.00	$17,307,692.31
Lloyds TSB Bank plc	$19,230,769.23	$5,769,230.77	$25,000,000.00
Merrill Lynch Bank USA	$11,538,461.54	$5,769,230.77	$17,307,692.31
National Australia Bank Limited	$19,230,769.23	$5,769,230.77	$25,000,000.00
PNC Bank, N.A.	$11,538,461.54	$5,769,230.77	$17,307,692.31
Sumitomo Mitsui Banking Corporation	$17,307,692.31	$0.00	$17,307,692.31
SunTrust Bank	$28,846,153.85	$9,615,384.62	$38,461,538.47
The Royal Bank of Scotland plc	$33,653,846.15	$14,423,076.92	$48,076,923.07
U.S. Bank National Association	$19,230,769.23	$5,769,230.77	$25,000,000.00
Wells Fargo Bank, N.A.	$28,846,153.85	$9,615,384.62	$38,461,538.47
TOTAL	$384,615,384.62	$115,384,615.38	$500,000,000.00